UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a.11(c) or Section 240.14a-12

MORGAN STANLEY FOCUS GROWTH FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                IMPORTANT NOTICE

                        MORGAN STANLEY FOCUS GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 1, 2007

July 18, 2007

The Special Meeting of Shareholders of Morgan Stanley Focus Growth Fund will be held on August 1, 2007.

Our records indicate that you have not yet voted your shares. Please take a moment to cast your vote on the enclosed proxy ballot and return in the envelope provided. If it is more convenient, you may cast you vote via the Internet or by telephone. Please see the enclosed proxy card for instructions to vote by
Internet or by telephone.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES
MAKE A DIFFERENCE.